POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Joseph Kaufmann, Doug Evans and Amy Wetzel, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)  execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Kensey Nash Corporation (the "Company"),  Forms
3, 4 and 5 in accordance  with Section 16(a) of the  Securities  Exchange Act of
1934, as amended, and the rules thereunder;

(2)  do and perform any and all acts for and on behalf of the undersigned  which may be  necessary  or desirable to complete and execute any such Form 3, 4 or 5, complete and execute any  amendment or  amendments  thereto,  and file such Form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)  take  any  other  action  of any type  whatsoever  in  connection  with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934, as amended.

       This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 4 and 5 with respect to the undersigned's holdings of, and transactions in, Company securities, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of March 2010.

                     Signature  /s/Donald Morel, Jr., Ph.D.
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                     Print Name Donald Morel, Jr., Ph.D.
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